Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Intangible Assets and Goodwill
(8) Intangible Assets and Goodwill
Development of intangible assets
Intangible assets are presented in the following tables:

	As of Dec. 31, 2021			As of Dec. 31, 2020
($ in million)	Gross carrying amount	Amortization & Impairment	Net Carrying amount	Gross carrying amount	Amortization & Impairment	Net Carrying amount
Goodwill	1,080.9	(294.0)	786.9	1,104.2	(300.1)	804.1
Customer relationships	1,066.9	(302.5)	764.5	1,095.5	(247.4)	848.2
Developed technology	569.9	(186.3)	383.6	585.2	(152.4)	432.8
Trade name	83.1	(20.8)	62.3	85.3	(17.1)	68.2
Other intangible assets	38.5	(20.3)	18.2	32.5	(12.4)	20.2
Capitalized development costs	130.3	(15.9)	114.5	109.5	(7.8)	101.7

Total	2,969.7	(839.8)	2,130.0	3,012.2	(737.1)	2,275.1

($ in million)	Goodwill	Customer relationships	Developed technology	Trade name	Other intangible assets	Capitalized development costs	Total
As of Jan. 1, 2020	1,046.4	860.6	445.4	68.5	14.2	72.1	2,507.3

Additions	—	—	—	—	6.4	25.2	31.6
Acquisition of a subsidiary	—	—	—	—	2.9	—	2.9
Disposals	—	—	—	—	(0.1)	—	(0.1)
Amortization charge	—	(59.8)	(36.8)	(4.0)	(4.8)	(2.6)	(108.1)
Impairment	(279.5)	—	—	—	—	(0.1)	(279.6)
Currency translation and other changes	37.2	47.3	24.2	3.8	1.5	7.2	121.2

As of Dec. 31, 2020	804.1	848.2	432.8	68.2	20.2	101.7	2,275.1

Additions	—	—	—	—	3.6	27.8	31.3
Disposals	—	—	—	—	—	(0.5)	(0.5)
Reclassifications	—	—	—	—	0.9	0.1	1.0
Amortization charge	—	(62.4)	(38.4)	(4.2)	(6.0)	(2.9)	(113.8)
Impairment	—	—	—	—	—	(4.4)	(4.4)
Currency translation and other changes	(17.2)	(21.3)	(10.8)	(1.7)	(0.4)	(7.3)	(58.8)

As of Dec. 31, 2021	786.9	764.5	383.6	62.3	18.2	114.5	2,130.0

Annual Goodwill Impairment Test
Goodwill is subjected to an impairment test at least annually in the fourth quarter. Goodwill is allocated for impairment test purposes to cash-generating units (“CGUs”), which corresponds to the Company’s two operating segments GMF and EL.
The Company performed its annual impairment test of goodwill in the fourth quarter of 2021 and 2020 and determined there was no impairment at that time for the Company’s goodwill balance as the recoverable amount for each of the two CGUs was in excess of their respective carrying amounts.
An impairment loss shall be recognized if, with regard to the individual CGUs, the carrying amount including goodwill exceeds the recoverable amount. This recoverable amount corresponds to the higher of fair value less costs of disposal and its value in use. The recoverable amount of the performed impairment tests was based on the concept of the fair value less costs of disposal measured using discounted cash flow projections.
The goodwill was allocated to the CGUs of the Company as follows:

($ in millions)	As of Dec. 31, 2021	As of Dec. 31, 2020
GMF	149.6	153.1
EL	637.3	651.0

Total	786.9	804.1

The following table shows the material assumptions used in determining the fair value less costs of disposal, including the input factors used for cash flow projections and the weighted cost of capital for each CGU as of Dec. 31, 2021 and Dec. 31, 2020:

	As of Dec. 31, 2021		As of Dec. 31, 2020
Planning Assumptions	GMF	EL	GMF	EL
Average revenue growth p.a. in the first three planning periods (CAGR)	6.30%	4.70%	5.30%	6.00%
Growth rate in the terminal period	1.00%	1.00%	1.00%	1.00%
WACC	7.58%	6.98%	7.72%	7.33%
Cost of Disposal	1.00%	1.00%	1.00%	1.00%

The recoverable amounts of the CGUs were determined to be their fair values less costs of disposal during the annual impairment test. Fair value less cost of disposal was calculated using planning assumptions based on market studies of third parties and other internal and external planning data. The financial planning process for each CGU is based on a structured approach that is carried out once a year. The first three planning years (in this case 2022 to 2024) are planned in detail. For the fourth and the fifth planning year, a high level budget has been applied for impairment test purposes. The applied budget is in line with the Company’s mid-term
plan. At this level besides cash flow and net debt the focus of the presented planning data is on revenue growth. After the mid-term
plan period a terminal value is determined based on the expected long-term growth rate applicable to each CGU. Within the scope of the impairment test, sensitivity analysis were considered in relation to the main value drivers. For each CGU, a decrease of the long-term growth rate by 0.5% and a reduction of the planned EBITDA margin in the terminal period by 1.0% were assumed, as well as an increase of WACC by 1.0% was simulated, none of which would have led to a different result.
Q2 2020 Goodwill Impairment Loss – GMF CGU
The Group monitors and assesses on a quarterly basis whether there are any internal or external indications that goodwill of the CGUs GMF or EL might be impaired. The outbreak of
COVID-19
led to an economic recession in major markets in which GMF is generating revenues, which resulted in a downward revision of our forecasts on current and future earnings and cash flows in Q2 2020. Besides the direct impact on global automotive markets, including temporary OEM shutdown the general outlook for the automotive industry shows lasting structural changes with negative impact on our GMF business. According to IAS 36, this triggering event required an impairment test for the GMF CGU as of June 30, 2020. While the GMF CGU is significantly affected by
COVID-19,
the pandemic did not have a substantial impact on the EL CGU and therefore, an impairment test for the EL CGU was not required. The impairment test on the GMF CGU was performed as of June 30, 2020.
An impairment loss shall be recognized if, with regard to the individual CGU, the carrying amount including goodwill exceeds the recoverable amount. This recoverable amount corresponds to the higher of fair value less costs of disposal and its value in use. The recoverable amount of the performed impairment test was based on the concept of the fair value less costs of disposal, measured using discounted cash flow projections. The Group determined that it was more likely than not that the fair value of GMF was lower than its carrying amount after including goodwill. As a result, the Group updated the business plan and external key parameters to assess the recoverability for GMF.
For our GMF CGU, the cash flows were discounted with a Weighted Average Cost of Capital (“WACC”) of 8.6%. This
pre-tax
WACC is based on the capital structure of the respective relevant peer group on average over the last five years. The selection of comparable businesses is based on the markets in which the reporting units operate giving consideration to risk profiles, size, geography, and diversity of products and services. The risk-free interest rate is 1.5% and the market risk premium 5.0%. Both the long-term growth rate and cost of disposal was 1.0%.
As mainly our GMF segment suffered from changed market conditions caused by
COVID-19
pandemic, the goodwill for the GMF CGU was impaired by $279.5 million. This impairment of goodwill is recognized in the line item “Depreciation and amortization”.